UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                               Amendment No. 2

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 22, 2003

                            STAAR SURGICAL COMPANY
            (Exact name of registrant as specified in its charter)

              Delaware                  0-11634                  95-3797439
 (State or other jurisdiction)   (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)


         1911 Walker Avenue, Monrovia, California               91016
         (Address of principal executive offices)            (Zip Code)

                                (626) 303-7902
             (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

      STAAR Surgical Company ("STAAR") filed a Current Report on Form 8-K on August 25, 2003 (the "Report") regarding its change in certifying accountant from McGladrey & Pullen, LLP ("McGladrey") to BDO Seidman, LLP ("BDO"), effective August 22, 2003. BDO had been STAAR's principal independent accountant between 1993 and May 30, 2003.

      During the period of McGladrey's engagement, a disagreement as to accounting principles and financial statement disclosure arose among McGladrey, STAAR and BDO, which disagreement was not resolved to the satisfaction of McGladrey. The disagreement concerned the treatment of certain promissory notes of former officers and directors (the "Notes") that were issued to STAAR in connection with the exercise of stock options, and which STAAR has always accounted for as full-recourse notes. The disagreement was described in detail in the Report, and in the letter from McGladrey filed as Exhibit 16.1 to Amendment No. 1 to the Report.

      On September 12, 2003, STAAR submitted a request for guidance to the Office of the Chief Accountant of the Securities and Exchange Commission ("OCA") as to the appropriateness of STAAR's continuing its historical accounting treatment of the Notes.

      After several conferences with STAAR, BDO and McGladrey, on October 29, 2003 OCA gave STAAR guidance on certain individual issues, but informed STAAR that it considered the appropriate overall treatment of the Notes to be highly dependent on the specific facts and circumstances and, accordingly, believed that STAAR and its independent auditors are in the best position to determine the appropriate accounting treatment. OCA advised STAAR that management and its independent auditors should consider, among other things, the following:

      o the form of the Notes when issued;

      o any extensions of the term of the Notes;

      o any "forgiveness" of the Notes or interest thereon, and

      o the lack of accrual of interest income.

      The guidance on individual issues included the following:

      o OCA would not object to the Company's conclusion that the lack of recovery of all the principle and interest on certain Notes due to bankruptcy is not a forgiveness.

      o OCA would not object to the theory that the "forgiveness" of certain interest amounts on Notes that were repaid early is not a true forgiveness as contemplated by EITF 0023 Issue 50 if, in fact, the Company received fair value equal to the interest forgiven in the exchange. However, the determination of whether the amounts exchanged were fair value is an audit determination that the Company and its auditors must make.

      o With respect to certain Notes that the borrower repaid with stock in settlement of litigation, OCA would not object to the conclusion that the Notes were not forgiven, provided STAAR and its auditors concluded that the amount of interest forgone on the Notes was equal to the amount STAAR believed would otherwise be paid in cash for a settlement or damages.

      STAAR and BDO have reviewed the facts and circumstances of the Notes in light of OCA's statements, and have determined that the Notes were accounted for appropriately, except with regard to interest income as noted below, and no other adjustments to historical financial statements will be required.

      During the course of these discussions with OCA, it was noted that interest income on the Notes was recorded on a cash basis rather than on the accrual basis required by generally accepted accounting principles (GAAP). The Company has determined that this is an accounting error which will require restatement of its financial statements for the years ended December 29, 2000, December 28, 2001, and January 3, 2003, the first quarter ended April 4, 2003, and the second quarter ended July 4, 2003.

      The effect of the restatements will be to increase (decrease) net income and earnings per share in each of the periods as follows:

                              Three Months Ended                                  Year Ended
                        -------------------------------     --------------------------------------------------------
                          July 4,           April 4,         January 3,         December 28,         December 29,
                            2003              2003              2003                2001                 2000
                        -------------     -------------     --------------    -----------------    -----------------
 Net income              $(53,104)        $(211,065)          $379,906           $(166,862)           $(290,332)
 Earnings per share        $(0.00)           $(0.01)             $0.02              $(0.01)              $(0.02)

      The Company will also record an adjustment of $708,964 to increase retained earnings at December 31, 1999 for unaccrued interest income for the years 1991-1999. While the adjustments impact components of stockholders' equity (retained earnings and notes receivable from officers and directors), the adjustments have no impact on total stockholders' equity. These estimates of management have not been audited by BDO, and are subject to change.

      This Report on Form 8-K contains statements which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include comments regarding the intent, belief or current expectations of STAAR and its management. The words "anticipates," "expects," "intends," "plans," variations thereof and similar expressions are intended to identify forward-looking statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include the possibility of adjustments to STAAR's historical financial reports and the magnitude of those adjustments, if required, and the factors discussed in STAAR's other documents filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following is a list of exhibits filed as a part of this report.

    Exhibit Number            Description
    --------------            -----------

        *16.1 Letter of McGladrey & Pullen, LLP regarding change in independent auditors.

*Previously filed.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STAAR SURGICAL COMPANY


Date: November 5, 2003                   By: /s/ John Bily
                                             _____________________________
                                             John Bily
                                             Chief Financial Officer